FIRST AMENDMENT TO
                         FIFTH AMENDED AND RESTATED REVOLVING
                            CREDIT AND TERM LOAN AGREEMENT


               THIS FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "First Amendment"), dated effective as of the 2nd day of January, 1997, by and among GULF ISLAND FABRICATION, INC., a Louisiana corporation ("Borrower"), WHITNEY NATIONAL BANK, a national banking association ("Whitney"), FIRST NATIONAL BANK OF COMMERCE, a national banking association, in its individual capacity ("First NBC") (each of Whitney and First NBC being sometimes referred to individually as a "Bank" and collectively as the "Banks"), and FIRST NATIONAL BANK OF COMMERCE, a national banking association, in its capacity as agent for the Banks as set forth hereinafter (the "Agent").

                                 W I T N E S S E T H:

                         WHEREAS, Borrower and First NBC entered into that certain Revolving Credit and Term Loan Agreement dated December 17, 1986 (the "Original Loan Agreement");

               WHEREAS, Borrower and First NBC entered into that certain First Amendment to Revolving Credit and Term Loan Agreement dated as of November 3, 1987 (the "First Loan Agreement Amendment"),
          whereby Borrower and First NBC amended certain terms and conditions of the Original Loan Agreement;

               WHEREAS, Borrower and First NBC entered into that certain Second Amendment to Revolving Credit and Term Loan Agreement, dated effective as of December 21, 1987 (the "Second Loan Agreement Amendment"), whereby Borrower and First NBC further amended certain terms and conditions of the Original Loan Agreement;

               WHEREAS, Borrower and First NBC entered into that certain Third Amendment to Revolving Credit and Term Loan Agreement dated effective as of September 13, 1988 (the "Third Loan Agreement Amendment"), whereby Borrower and First NBC further amended certain terms and conditions of the Original Loan Agreement(the Original Loan Agreement as amended by the First Loan Agreement Amendment, the Second Loan Agreement Amendment and the Third Loan Agreement Amendment, the "Loan Agreement");

               WHEREAS, Borrower and First NBC entered into that certain First Amended and Restated Revolving Credit and Term Loan Agreement dated July 27, 1989, whereby Borrower and First NBC further amended certain terms and conditions of the Loan Agreement and restated the Loan Agreement in its entirety (the "First Amended and Restated Loan Agreement");

               WHEREAS, Borrower and First NBC entered into that certain Second Amended and Restated Revolving Credit and Term Loan Agreement dated effective as of March 1, 1990, to set forth further changes in their understanding concerning certain terms and conditions of the loan made pursuant to the First Amended and Restated Loan Agreement and to restate the same in its entirety (the "Second Amended and Restated Loan Agreement");

               WHEREAS, pursuant to the terms of that certain Partial Assignment of Notes and Security Therefor, dated October 29, 1991 (as amended or modified from time to time, the "Assignment"), First NBC assigned to Whitney an undivided one-half(1/2) interest in and to the Second Amended and Restated Loan Agreement, all notes executed by Borrower payable to the order of First NBC pursuant to the Second Amended and Restated Loan Agreement and all security for the repayment of such notes, as described in the Second Amended and Restated Loan Agreement;

               WHEREAS, as a result of the Assignment, each Bank acquired an undivided one-half (1/2) interest in and to the Second Amended and Restated Loan Agreement and all rights and obligations described therein or emanating therefrom;

               WHEREAS, Borrower, Banks and Agent entered into that certain Third Amended and Restated Revolving Credit and Term Loan Agreement, dated effective as of October 29, 1991 (the "Third Amended and Restated Loan Agreement"), whereby Borrower, Banks and Agent amended and restated the Second Amended and Restated Loan Agreement in order to reflect more fully the agreement among the parties regarding the continuation of the loans made pursuant thereto;

               WHEREAS, Borrower, Banks and Agent entered into that certain First Amendment to Third Amended and Restated Revolving Credit and Term Loan Agreement (the "Third Amended and Restated Loan Agreement Amendment"), whereby Borrower, Banks and Agent amended certain terms and conditions of the Third Amended and Restated Loan Agreement;

               WHEREAS, Borrower, Banks and Agent entered into that certain Fourth Amended and Restated Revolving Credit Agreement, dated effective as of February 25, 1993 (the "Fourth Amended and Restated Credit Agreement"), whereby Borrower, Banks and Agent amended and restated the Third Amended and Restated Loan
          Agreement, as amended by the Third Amended and Restated Loan Agreement Amendment, in order to reflect more fully the agreement among the parties regarding the continuation of the loans made pursuant thereto;

               WHEREAS, Borrower, Banks and Agent entered into four subse-quent amendments to the Fourth Amended and Restated Revolving Credit Agreement, dated respectively effective as of February 25, 1993, April 20, 1994, June 26, 1995 and May 1, 1996
          (collectively, the "Amendments to the Fourth Amended and Restated Credit Agreement");

               WHEREAS, Borrower, Banks and Agent entered into that certain Fifth Amended and Restated Revolving Credit and Term Loan Agreement, dated effective as of October 24, 1996 (the "Fifth Amended and Restated Credit Agreement"), whereby Borrower, Banks and Agent amended and restated the Fourth Amended and Restated Loan Agreement, as previously amended by the Amendments to the Fourth Amended and Restated Credit Agreement, and added a $10,000,000 term loan facility;

               WHEREAS, Borrower, Banks and Agent desire to amend the Fifth Amended and Restated Credit Agreement to increase the term loan facility by $5,000,000, to permit Borrower to acquire Dolphin Services, Inc., Dolphin Steel Sales, Inc., and Dolphin Sales & Rentals, Inc., and to extend the maturity date of the Term Credit Facility under the Fifth Amended and Restated Credit Agreement;

               NOW, THEREFORE, for and in consideration of the mutual cove-nants, agreements and undertakings herein contained, Banks, Agent and Borrower hereby agree as follows:


                                      ARTICLE I

              AMENDMENTS TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

               1. Section 1. Section 1 of the Fifth Amended and Restated Credit Agreement is hereby amended by deleting the amount "TWENTY-TWO MILLION AND NO/100 DOLLARS ($22,000,000.00)" from the final sentence thereof and inserting in its place the amount "TWENTY-SEVEN MILLION AND NO/100 DOLLARS ($27,000,000.00)".

               2. Section 1.1. Section 1.1 of the Fifth Amended and Restated Credit Agreement is hereby amended in its entirety to state:

                         1.1  Term  Credit Facility.  Banks shall
                    make available to Borrower a non-revolving line of credit in the maximum aggregate principal amount of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00) (the "Non-
                    Revolving Line of Credit"), which Non-Revolving Line of Credit may be drawn upon by Borrower on any Business Day of Banks during the period from the date hereof until and including June 30, 1997, or such earlier date as may be fixed by Borrower on at least one
                    (1) Business Day's telephonic notice to Agent, to be confirmed in writing by Borrower, in the form of actual fundings to Borrower by Banks in such amounts as Borrower may from time to time request (each such funding being hereinafter referred to individually as a "Non-Revolving Advance" and collectively as the "Non-Revolving Advances"), so long as the aggregate principal amount of all outstanding Non-Revolving Advances at any one time does not exceed the Non-Revolving Commitment. On July 1, 1997, all of Banks' obligations to make Non-Revolving Advances on the Non-Revolving Line of Credit shall cease, and shall automatically, without the necessity of any further act on the part of Banks, Agent or Borrower, convert to a term loan in a principal amount equal to the aggregate amount of all Non-Revolving Advances made by Banks to Borrower during the period from October 24, 1996 until and including June 30, 1997. All Non-Revolving Advances repaid on the Non-Revolving Line of Credit shall not be reborrowed but shall reduce the Non-Revolving Commitment on a dollar-for-dollar basis. The credit facility described in this
                    Section 1.1 is hereinafter referred to as the "Term Credit Facility".


               3. Section 2.1. Section 2.1 of the Fifth Amended and Restated Credit Agreement is hereby amended in its entirety to state:


                    2.1 Term Notes. The Non-Revolving Advances shall be evidenced by two (2) promissory notes of Bor-rower payable to the order of First NBC and Whitney, respectively, each in the original principal amount of SEVEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($7,500,000.00) and in the forms set forth as Exhibits "B" and "C" to this Agreement (each such note, together with any and all renewals, modifications, extensions, amendments, supplements and/or substitutions therefor, being sometimes referred to herein individually as a "Term Note" and collectively as the "Term Notes"), with appropriate insertions, each of which shall be dated January 2, 1997 and shall be payable in full on June 30, 2004. All Non-Revolving Advances made by Banks to Borrower pursuant to this Agreement and all payments of principal shall be recorded by Banks on the schedule attached to each Term Note, but Banks' failure to record or to record correctly such Non-Revolving Advances shall in no way affect Borrower's obligation to repay same. Each Term Note shall provide for quarterly installments of principal commencing September 30, 1997, each in an amount equal to one-twenty-eighth (1/28th) of the aggregate amount of all Non-Revolving Advances made by Banks to Borrower during the period from October 24, 1996 through and including June 30, 1997.

               4. Section 3.1. The penultimate sentence of Section 3.1 of the Fifth Amended and Restated Credit Agreement is hereby amended by replacing "December 31, 1996 and March 31, 1996" with the phrase "December 31, 1996, March 31, 1997, and June 30, 1997".

               5. Section 5.1. New Sections 5.1(c) and 5.1(d) are hereby added to the Fifth Amended and Restated Credit Agreement to state:

                    (c) As of January 2, 1997, Borrower has granted to
               First NBC, as Agent for Banks, as security for the Notes and other Obligations, a first priority security interest in all capital stock of Dolphin Sales & Rentals, Inc. ("Dolphin Sales"), Dolphin Steel Sales, Inc. ("Dolphin Steel"), and Dolphin Services, Inc. ("Dolphin Services"), as evidenced by (i) that certain Commercial Pledge and Security Agreement, dated January 2, 1997, by Borrower, as pledgor, in favor of First NBC, as Agent for Banks, as pledgee (the "Stock Pledge") and (ii) that certain UCC-1 Financing
               Statement by Borrower (the "Stock Pledge Financing Statement"). Dolphin Sales, Dolphin Steel, and Dolphin Services shall be referred to collectively as the "Dolphin Companies", and each such company may be referred to generically as a "Dolphin Company".

                    (d) As of January 2, 1997, Borrower has caused the
               Dolphin Companies to guarantee the Notes and Borrower's other Obligations to Banks and to grant mortgages on their respective immovable properties (collectively, the "Dolphin Real Estate") and a security interest in their respective Equipment and Fixtures as security for the aforesaid guaranties and as direct security for the Notes and Borrower's other Obligations to Banks, as evidenced by:


                    (i) That certain Commercial Guaranty by Dolphin Sales, dated January 2, 1997, in favor of First NBC, as Agent for Banks, which secures the Notes and Borrower's other Obligations to Banks (the "Dolphin Sales Guaranty");

                   (ii) That certain Commercial Guaranty by Dolphin Steel, dated January 2, 1997, in favor of First NBC, as Agent for Banks, which secures the Notes and Borrower's other Obligations to Banks (the "Dolphin Steel Guaranty");

                  (iii) That certain Commercial Guaranty by Dolphin Services, dated January 2, 1997, in favor of First NBC, as Agent for Banks, which secures the Notes and Borrower's other Obligations to Banks (the "Dolphin Services Guaranty");

                   (iv) That certain Collateral Mortgage Note by Dolphin Sales, dated January 2, 1997, in the principal sum of $3,000,000.00, bearing interest at the rate of eighteen percent
                         (18%) per annum, from date until paid, and payable to the order of Bearer (the "Dolphin Sales Note");

                    (v) That certain Collateral Mortgage by Dolphin Sales, dated January 2, 1997, in favor of First NBC, as Agent for Banks, and any and all future holders, which mortgage encumbers Dolphin Sales' immovable property in Terrebonne Parish, Louisiana more fully described on Exhibit "L" to this Agreement (the "Dolphin Sales Real Estate") and secures the Dolphin Sales Note (the "Dolphin Sales Mortgage");

                   (vi) That certain Pledge of Collateral Mortgage Note, dated January 2, 1997, by Dolphin Sales to First NBC, as Agent for Banks, with respect to the Dolphin Sales Note, which secures the Notes, Borrower's other Obligations to Banks, and the Dolphin Sales Guaranty (the "Dolphin Sales Pledge");

                  (vii) That certain Collateral Mortgage Note by Dolphin Services, dated January 2, 1997, in the principal sum of $3,000,000.00, bearing interest at the rate of eighteen percent (18%) per annum, from date until paid, and payable to the order of Bearer (the "Dolphin Services Note");

                 (viii) That certain Collateral Mortgage by Dolphin Services, dated January 2, 1997, in favor of First NBC, as Agent for Banks, and any and all future holders, which mortgage encumbers Dolphin Services' immovable property in Terrebonne Parish, Louisiana more fully described on Exhibit "M" to this Agreement (the "Dolphin Services Real Estate") and secures the Dolphin Services Note (the "Dolphin Services Mortgage");

                   (ix) That certain Pledge of Collateral Mortgage Note, dated January 2, 1997, by Dolphin Services to First NBC, as Agent for Banks, with respect to the Dolphin Services Note, which secures the Notes, Borrower's other Obligations to Banks, and the Dolphin Services Guaranty (the "Dolphin Services Pledge");

                    (x) That certain Commercial Security Agreement, dated January 2, 1997, by Dolphin Sales, as grantor, in favor of First NBC, as Agent for Banks, creating a security interest in Dolphin Sales' Equipment and Fixtures, as security for the Notes, Borrower's other Obligations to Banks, and the Dolphin Sales Guaranty (the "Dolphin Sales Security Agreement");

                   (xi)  A  UCC-1  Financing  Statement   executed  by
                         Dolphin Sales in connection with the Dolphin Sales Security Agreement;

                  (xii) That certain Commercial Security Agreement, dated January 2, 1997, by Dolphin Steel, as grantor, in favor of First NBC, as Agent for Banks, creating a security interest in Dolphin Steel's Equipment and Fixtures, as security for the Notes, Borrower's other Obligations to Banks, and the Dolphin Steel Guaranty (the "Dolphin Steel Security Agreement");

                 (xiii)  A   UCC-1  Financing  Statement  executed  by
                         Dolphin Steel in connection with the Dolphin Steel Security Agreement;

                  (xiv) That certain Commercial Security Agreement, dated January 2, 1997, by Dolphin Services, as grantor, in favor of First NBC, as Agent for Banks, creating a security interest in Dolphin Services' Equipment and Fixtures, as security for the Notes, Borrower's other Obligations to Banks, and the Dolphin Services Guaranty (the "Dolphin Services Security Agreement"); and

                   (xv)  A   UCC-1  Financing  Statement  executed  by
                         Dolphin   Services  in  connection  with  the
                         Dolphin Services Security Agreement.

               6. Section 6. Section 6 of the Fifth Amended and Restated Credit Agreement is hereby amended in its entirety to state:

               Section 6.Representations and Warranties of Borrower.

               Borrower represents and warrants to Banks and Agent that:

                    6.1 Corporate Existence.  Each of Borrower and its
               Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana; and each of Borrower and its Subsidiaries has all necessary corporate power and authority to acquire, own and hold the property and all other properties it purports to own and hold and to carry on its business as now conducted.

                    6.2 Authorization; Validity.  Each of Borrower and
               its Subsidiaries is and/or has been duly authorized to execute and deliver this Agreement and all other Loan Documents to which such Borrower or Subsidiary is a party and to perform its obligations under this Agreement and all other Loan Documents to which such Borrower or Subsidiary is a party. Borrower is duly authorized and will continue to be duly authorized to borrow money hereunder. Each of this Agreement and the other Loan Documents to which Borrower or one of its Subsidiaries is a party, as executed and delivered, constitutes the legal, valid and binding obligation of Borrower and/or such Subsidiary, enforceable in accordance with the respective terms thereof.

                    6.3 No Conflicts.   The  execution and delivery of
               the Loan Documents and the performance by each of Borrower and its Subsidiaries of its obligations there-under do not and will not conflict with any provision of law or of the charter or by-laws of Borrower or such Subsidiary or of any agreement binding upon Borrower or such Subsidiary, as the case may be.

                    6.4  Financial  Statements.   Borrower's   audited
               financial statement as of December 31, 1995, a copy of which has been furnished to Banks, has been prepared in conformity with GAAP applied on a basis consistent with that of the preceding fiscal year and period, presents fairly the financial condition of Borrower as of such date and the results of its operations for the periods then ended. Borrower's unaudited financial statement as of September 30, 1996, a copy of which has been previously furnished to Banks, except for the absence of footnotes normally associated with financial statements prepared in accordance with GAAP, has been prepared in conformity with GAAP and presents fairly the financial condition of Borrower as of such date and the results of its operations for the periods then ended. Since December 31, 1995, there has been no material adverse change in Borrower's financial condition. Since December 31, 1996, there has been no material adverse change in the financial condition of any of Borrower's Subsidiaries.

                    6.5 Litigation. To the best of Borrower's knowledge, after due inquiry, no litigation or governmental proceedings are pending or threatened against Borrower or any of its Subsidiaries, the results of which might materially affect Borrower's or such Subsidiary's financial condition or operations, except those referred to in a schedule furnished contemporaneously herewith and attached hereto as
               Schedule 1. Other than any liability incident to such litigation or proceedings or provided for or disclosed in the financial statements referred to in Section 6.4, Borrower does not have any material contingent liabilities. No Subsidiary has any material contingent liability other than those imposed by the Dolphin Guaranties and the other Dolphin Security Instruments.

                    6.6 Liens.  None of  the assets of Borrower or any
               of its Subsidiaries with a net book value of greater than $25,000.00 is subject to any Lien, except for the Liens created pursuant to the Collateral Documents and Permitted Liens.

                    6.7  Subsidiaries.   Borrower  has no Subsidiaries
               other than the Dolphin Companies, and no Dolphin Company has any Subsidiaries.

                    6.8 Purpose.  The proceeds of the Revolving Credit
               Facility shall be used by Borrower only for the support of working capital and for other general corporate purposes. The proceeds of the Term Credit Facility shall be used by Borrower only to make capital improvements to the Real Property, to acquire additional Equipment to be located on the Real Property or on the Dolphin Real Estate, and to fund Borrower's acquisition of the Dolphin Companies.

                    6.9 Use of Proceeds; Margin Securities. Borrower is not engaged in the business of purchasing or selling margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System) or extending credit to others for the purpose of purchas-ing or carrying margin stock and, without limiting the generality of Section 6.8 hereof, no part of the proceeds of any borrowing hereunder will be used to purchase or carry any margin stock or for any other purpose which would violate any of the margin regulations of such Board of Governors.

                    6.10 Compliance with ERISA.   Each of Borrower and
               its Subsidiaries is in compliance with all statutes and governmental rules and regulations applicable to it, including, without limitation, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). No condition exists or event or transaction has occurred in connection with any plan, as defined in Sections 3(3) and 3(37) of ERISA, maintained by Borrower or any of its Subsidiaries (any such plan being hereinafter called the "Plan"), which could result in Borrower's or such Subsidiary's incurring any material liability, fine or penalty. No Reportable Event (as defined in ERISA) has occurred with respect to any such Plan. Neither Borrower nor any of its Subsidiaries has withdrawn from any such Plan or initiated steps to do so and no steps have been taken to terminate any such Plan.

                    6.11 Consents. No consent, approval or authorization of, or registration or declaration with, any federal or state governmental authority or other regulatory agent for the validity of the execution and delivery or for the performance by Borrower or any of its Subsidiaries of the Loan Documents is required.

                    6.12 Tax Returns. Each of Borrower and its Subsidiaries has filed all tax returns which are required to be filed by any jurisdiction, and has paid all taxes which have become due pursuant to said returns or pursuant to any assessments.

                    6.13 Ownership  of  Borrower and Subsidiaries.  No
               less than forty-five percent (45%) of the issued and outstanding stock of Borrower is owned by the Labordes and no less than forty-five percent (45%) of the issued and outstanding stock of Borrower is owned by the Wilsons. Borrower owns one hundred percent (100%) of the issued and outstanding stock of each Dolphin Company.

                    6.14 Operation of Business.  Each of Borrower  and
               its Subsidiaries possesses all licenses, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto, to conduct its business substantially as now conducted and as presently proposed to be conducted, and neither Borrower nor any of its Subsidiaries is in violation of any valid rights of others with respect to any of the foregoing.

                    6.15  Rights  in  Properties;   Liens.    Each  of
               Borrower and its Subsidiaries has good and indefeasible title to its properties and assets, real and personal, including the properties and assets reflected in the financial statements described in Section 6.4 hereof, and none of the properties, assets or leasehold interests of Borrower or any Subsidiary is subject to any Lien, except as permitted by Section 7.11 hereof.

                    6.16  Debt.   Borrower  has  no  Debt,  except  as
               disclosed in  the  financial  statements  described  in
               Section 6.4 hereof and as otherwise permitted by this Agreement. No Subsidiary of Borrower has any Debt except as owed to Borrower or as otherwise permitted by this Agreement.

                    6.17 Disclosure. No statement, information, report, representation or warranty made by Borrower or any of its Subsidiaries in this Agreement or in any of the other Loan Documents or furnished by Borrower or any of its Subsidiaries to Banks or Agent in connection with the negotiation or preparation of this Agreement, or any amendment hereto, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to Borrower or to any of its Subsidiaries that has not been disclosed in writing to Banks which has a material adverse effect, or which might in the future have a material adverse effect, on the business, assets, financial condition or operations of Borrower, any of its Subsidiaries or on the Collateral.

                    6.18 Registered Office; Principal Place of Business; Location of Collateral. The principal place of business, chief executive office and registered office of Borrower and the place where Borrower keeps its books and records and all Collateral is located on the Real Property. The principal place of business, chief executive office and registered office of each of the Dolphin Companies and the place where each of the Dolphin Companies keeps its books and records and all collateral encumbered by the Dolphin Security Agreements is located in Terrebonne Parish, Louisiana (with the exception of certain collateral encumbered by the Dolphin Security Agreements which is, from time to time and in the ordinary course of the Dolphin Companies' businesses, temporarily located at job sites outside of Terrebonne Parish). Borrower has always maintained its registered office in either Terrebonne or East Baton Rouge Parish, Louisiana, and each of the Dolphin Companies has always maintained its registered office in Terrebonne Parish, Louisiana. Neither Borrower nor any of its Subsidiaries does, or has ever done, any business from any location other than as set forth in this Section. No Person other than Borrower, the Dolphin Companies, Agent and Banks has possession of any of the Collateral.

                    6.19 Investment Company Act.  Neither Borrower nor
               any of its Subsidiaries is an "Investment Company" within the meaning of the Investment Company Act of 1940, as amended.

                    6.20  Other  Agreements.   With  the exception  of
               construction contracts entered into by Borrower or one of its Subsidiaries in the ordinary course of Borrower's or such Subsidiary's business, neither Borrower nor any of its Subsidiaries is a party to any indenture, loan or credit agreement, or to any lease or other agreement or instrument, or subject to any charter of corporate restriction which could have a material adverse effect on the business, properties, assets, operations or conditions, financial or otherwise, of Borrower or such Subsidiary, or the ability of Borrower or such Subsidiary to pay and perform its obligations under the Loan Documents to which it is a party. Neither Borrower nor any of its Subsidiaries is in default in any respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument material to its business to which it is a party.

                    6.21 Compliance with Law. Each of Borrower and its Subsidiaries is in compliance with all laws, rules, regulations, orders and decrees which are applicable to Borrower, its Subsidiaries or any of their respective properties. Without limiting the generality of the foregoing:

                    (a) Employment Matters. Each of Borrower and its Subsidiaries is in full compliance with all applicable laws, rules, regulations and governmental standards regarding employment, including, without limitation, the minimum wage and overtime provisions of the Fair Labor Standards Act, as amended (29 U.S.C. Sections 201 - 219 ), and the regulations promulgated thereunder.

                    (b) Environmental Matters.

                    (i) Each of Borrower and its Subsidiaries and all of their respective properties, assets and operations are in full compliance with all Environmental Laws. Neither Borrower nor any of its Subsidiaries is aware of or has received notice of, any past, present or future conditions, events, activities, practices or incidents which may interfere with or prevent the compliance or continued compliance of Borrower or any of its Subsidiaries with all Environmental Laws.

                   (ii) With the exception of the permits specifically referred to in Section 7.8 hereof, each of which Borrower or its Subsidiaries shall obtain and/or file, as the case may be, in accordance with the terms of
                         Section 7.8, each of Borrower and its Subsidiaries has obtained all permits, licen-ses and authorizations and has filed all plans which are required under Environmental Laws in order to conduct its business and/or own its properties and assets including without limitation all Louisiana air emission permits required under any Environmental Law in order to conduct Borrower's or such Subsidiary's business and/or own its assets or properties.

                  (iii) Each of Borrower and its Subsidiaries has on file an SPCC Plan as required under applicable Environmental Laws in connection with Borrower's storage of petroleum on the Real Property or, if applicable, in connection with a Subsidiary's storage of petroleum on its immovable property.

                   (iv) No Hazardous Substances or Solid Wastes exist on, about or within or have been used, generated, stored, transported, disposed of on, or released from any of the properties or assets of Borrower or any of its Subsidiaries except in compliance with Environmental Laws.

                    (v) There is no action, suit, proceeding, investigation or inquiry before any court, administrative agency or other governmental authority pending or, to the knowledge of Borrower or any of its Subsidiaries, threatened against Borrower or any of its
                         Subsidiaries relating in any way to any Environmental Law. Neither Borrower nor any of its Subsidiaries has (A) been notified of any liability for remedial action under any Environmental Law, (B) received any request for information by any governmental authority with respect to the condition, use or operation of any of its properties or assets, or (C) received any notice from any governmental authority or other Person with respect to any violation of or liability under any Environmental Law.

                    6.22 Corporate Name.  The  exact corporate name of
               Borrower as it appears in its articles of incorporation is as set forth in the introduction of this Agreement and, with the exception of doing business under the name GIFI, Inc., Borrower has never done any business in any location under any other name. The exact corporate name of each Dolphin Company as it appears in its articles of incorporation is as set forth in
               Section 5.1(c) of this Agreement, and no Dolphin Company has ever done any business in any location under any other name.

                    6.23 Collateral.  The Collateral Documents  create
               in favor of Banks, and/or Agent for the benefit of Banks, valid, enforceable and perfected Liens on the properties described therein, which Liens secure the payment and performance of the obligations of Borrower and its Subsidiaries to Banks described in the Collateral Documents, and which Liens are superior to the rights of all third Persons, whether now existing or hereafter arising.

                    6.24 Taxpayer I.D. Numbers. Borrower's Federal Taxpayer Identification Number is 72-1147390. Dolphin Services' Federal Taxpayer Identification Number is 72-0890896; Dolphin Sales' Federal Taxpayer Identification Number is 72-1092285; and Dolphin Steel's Federal Taxpayer Identification Number is 72-1092757.

               7. Section 7. Section 7 of the Fifth Amended and Restated Credit Agreement is hereby amended in its entirety to state:

               Section 7. Borrower's Covenants.

                    From  the date of this  Agreement  and  thereafter
               until the expiration or termination of the Commitments, and until the Notes and other liabilities of Borrower hereunder are paid in full and all other obligations and liabilities under the Loan Documents are performed and paid in full, Borrower agrees that it will:

                    7.1 Financial Statements.  Furnish to Agent:

                         (a) within one hundred twenty (120) days after the end of each fiscal year, a copy of Borrower's financial statements (describing assets, liabilities, and results of operations both for Borrower individually and for Borrower and its Subsidiaries on a consolidated basis), audited by independent certified public accountants of nationally recognized standing selected by Borrower and reasonably satisfactory to Banks, prepared in conformity with GAAP;

                         (b) within forty-five (45) days after the end of each month, a copy of Borrower's unaudited financial statements
                              (describing  assets,  liabilities,   and
                              results  of operations both for Borrower
                              individually  and  for  Borrower and its
                              Subsidiaries  on  a consolidated  basis)
                              prepared in conformity with GAAP, except
                              for  the absence of  footnotes  normally
                              associated   with  financial  statements
                              prepared in accordance with GAAP;

                         (c) together with the financial statements furnished by Borrower under preceding clause (a), a certificate of the president or chief financial officer of Borrower to the effect that no Event of Default with respect to Borrower, or event which might mature into an Event of Default with respect to Borrower, has occurred and is continuing;

                         (d) forthwith upon the occurrence of an Event of Default, a certificate of the president or chief financial officer of Borrower specifying the nature and the period of existence thereof and what action Borrower proposes to take with respect thereto;

                         (e) written notice of any and all litigation affecting Borrower or any of its Subsidiaries, directly or indirectly; provided, however, this requirement shall not apply to litigation involving Borrower or one of its Subsidiaries and any other party if such litigation involves, in the aggregate, less than $100,000.00;

                         (f) prompt notice of any change in the present officers, directors and/or stockholders of Borrower or any of its Subsidiaries; and

                         (g)  from    time   to   time,   such   other
                              information   as  Banks  may  reasonably
                              request.

                    7.2 Access. Permit access, and cause its Subsidiaries to permit access, by Banks and Agent to the books and records and other property of Borrower and its Subsidiaries during normal business hours and upon reasonable notice and permit, and cause its Subsidiaries to permit, Banks to make copies of said books and records.

                    7.3 Insurance. Maintain, and cause its Subsidiaries to maintain, with financially sound and reputable insurance companies workmen's compensation insurance, liability insurance and insurance on Borrower's and its Subsidiaries' property, assets and business at least to such extent and against such hazards and liabilities as is commonly maintained by similar companies and, in addition to the foregoing insurance, such insurance as may be required in the Collateral Documents. In the case of property (whether owned by Borrower or by one of its Subsidiaries) in which Banks or Agent has a Lien, Borrower shall provide, and shall cause its Subsidiaries to provide, Agent with duplicate originals or certified copies of such policies of insurance in such forms and amounts, and containing such terms and conditions, as are satisfactory to Banks, naming Banks as additional loss payees and as additional insureds as their interests may appear and providing that such policies will not be canceled without thirty (30) days' prior written notice to Banks.

                    7.4 Repair. Maintain, preserve and keep, and cause its Subsidiaries to maintain, preserve, and keep, Borrower's and such Subsidiaries' properties in good repair, working order and condition, and make, and cause its Subsidiaries to make, necessary and proper repairs, renewals and replacements so that Borrower's and its Subsidiaries' business carried on in connection therewith may be properly conducted at all times.

                    7.5  Taxes.   Pay  or  discharge,  and  cause  its
               Subsidiaries to pay and discharge, at or before maturity or before becoming delinquent (a) all taxes, levies, assessments and governmental charges imposed on Borrower or any of its Subsidiaries or its income or profits or any of its property, and (b) all lawful claims for labor, materials and supplies which, if unpaid, might become a Lien upon any of Borrower's property or the property of any of its Subsidiaries; provided, however, that neither Borrower nor any Subsidiary shall be required to pay or discharge any tax, levy, assessment or governmental charge which is being contested in good faith by appropriate proceedings diligently pursued.

                    7.6 Corporate Existence. Maintain its corporate existence in good standing and cause its Subsidiaries to maintain their respective corporate existences in good standing.

                    7.7 Merger. Without the prior written consent of Banks, not, and cause each of its Subsidiaries not to:

                         (a)  be    a   party   to   any   merger   or
                              consolidation  (other  than  a merger of
                              one  or  more  of  the Dolphin Companies
                              into another Dolphin Company or a merger
                              of one or more of the  Dolphin Companies
                              into Borrower, in either  event followed
                              by   notice   to  Banks  of  the  merger
                              delivered within ten (10) days after the merger becomes effective);

                         (b) except in the normal course of its business, sell, transfer, convey, or lease all or any substantial part of Borrower's or a Subsidiary's assets;

                         (c) sell or assign, except in the normal course of Borrower's business or the business of one of its Subsidiaries, with or without recourse, any accounts receivable or chattel paper.

                    7.8 Compliance. Comply, and cause its Subsidiaries to comply, with all statutes, laws, ordi-nances, orders, rules and regulations applicable to Borrower or such Subsidiary, including, without limitation, all Environmental Laws and ERISA; provided, however, Borrower and its Subsidiaries shall be deemed to be in compliance with this requirement for such time as Borrower or one of its Subsidiaries may be contesting, in good faith and with diligence by appropriate proceedings, any alleged violation of any statute, rule or regulation. Borrower shall not permit, and shall cause each of its Subsidiaries not to permit, any condition to exist in connection with any Plan which might constitute grounds for the PBGC to institute proceedings to have such Plan terminated or a trustee appointed to administer such Plan, and Borrower shall not engage in, or permit to exist or occur, and shall cause its Subsidiaries not to engage in or permit to occur or exist, any other condition, event or transaction with respect to, any such Plan which could result in Borrower or one of its Subsidiaries incurring any material liability, fine or penalty.

                    Without limiting  the generality of the foregoing,
               Borrower shall comply, and shall cause each of its Subsidiaries to comply, fully with and maintain in effect any and all environmental permits and licenses required under any Environmental Law in order to conduct Borrower's or such Subsidiary's business. To the extent such permits are required but have not been obtained, or to the extent such existing permits must be modified or renewed, Borrower shall make, and shall cause its Subsidiaries to make, timely application for and obtain all such permits, modifications or renewals thereof, as the case may be, including, but not limited to, necessary federal and/or state water discharge, air emission and waste management permits.

                    As  often  as Banks or Agent may require, Borrower
               shall submit to Agent written progress reports addressing the status of environmental permits and plans required of Borrower or any of its Subsidiaries, including pending permit applications. All permits required hereunder shall be obtained and/or filed, as the case may be, within six (6) months from the effective date hereof.

                    Anything   contained   herein   to   the  contrary
               notwithstanding, Borrower shall not use, or permit any of its Subsidiaries to use, any of the properties of Borrower or of one of Borrower's Subsidiaries or allow such properties to be used for the storage, treatment or disposal of Solid Waste or Hazardous Substances except in the ordinary course of Borrower's or such Subsidiary's business and in compliance with the terms or any applicable Environmental Law or permit.

                    7.9 Use of Proceeds. Not use or permit any proceeds of the Loans to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying any margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended from time to time, and furnish to Banks, upon either of their requests, a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U of the Board of Governors of the Federal Reserve System.

                    7.10   Financial   Covenants.    Maintain,   on  a
               consolidated basis with all of its Subsidiaries,

                         (a) a ratio of current assets to current liabilities, as determined in accordance with GAAP, in excess of 1.33 to 1;

                         (b) a minimum Net Worth of NINETEEN MILLION AND NO/100 DOLLARS ($19,000,000.00) for
                              the period commencing September 30, 1996
                              and  ending December 31, 1997; a minimum
                              Net  Worth  of  TWENTY-ONE  MILLION  AND
                              NO/100  DOLLARS ($21,000,000.00) for the
                              period   January    1,    1998   through
                              December 31,  1998,  and  a minimum  Net
                              Worth of TWENTY-THREE MILLION AND NO/100
                              DOLLARS   ($23,000,000.00)   from    and
                              including     January 1,     1999    and
                              thereafter;

                         (c) a ratio of Debt to Net Worth no greater than 1.1 to 1; and

                         (d) a ratio of Cash Flow to Debt Service of at least 1.5 to 1, such ratio to be determined as of the end of each fiscal quarter by giving effect to such fiscal quarter and the three (3) immediately preceding fiscal quarters; provided that there shall be no Event of Default under this Section 7.10(d) unless Borrower fails to meet the ratio described in this Section 7.10(d) for three (3) successive fiscal quarters.

                    7.11 Liens. Not create, incur, or suffer to exist, and not permit any of Borrower's Subsidiaries to create, incur or suffer to exist, any Lien on any of Borrower's property or on the property of Borrower's Subsidiaries except ((a) through (g) of this Section being referred to collectively as the "Permitted Liens"):

                         (a) those for taxes, assessments or governmental charges or levies if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings;

                         (b) those imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than sixty (60) days past due;

                         (c) those arising out of pledges or deposits under workmen's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

                         (d) utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of Borrower or of any of Borrower's Subsidiaries;

                         (e)  lessors'   interests   under   financing
                              leases;

                         (f) liens on assets of Borrower and its Subsidiaries not covered by the Loan Documents which liens secure obligations of Borrower or its Subsidiaries in the ordinary course of business which in the aggregate for all such obligations of Borrower and its Subsidiaries do not exceed $250,000.00; and

                         (g)  the  Liens  created pursuant to the Loan
                              Documents.

                    7.12 Debt.  Not create or permit to exist, and not
               allow any of Borrower's Subsidiaries to create or permit to exist, any Debt without the prior written consent of Banks, if, as a result thereof, exclusive of the indebtedness contemplated by this Agreement, the aggregate amount of Debt of Borrower and its Subsidiaries would exceed the sum of $250,000.00; provided, however, that any Subsidiary may incur Debt owed to Borrower and such Debt owed to Borrower shall not be included in the $250,000.00 limit.

                    7.13 Redemptions, etc. Not, without the prior written approval of Banks: (1) redeem, purchase or acquire, directly or indirectly, any of Borrower's stock; (2) authorize or issue additional stock in Borrower of any class; (3) authorize any new class of stock in Borrower; (4) authorize any currently existing or new classes of stock in Borrower to become voting stock; or (5) sell or transfer any treasury shares of stock in Borrower. Provided, however, subparts (2) through (5) of this Section 7.13 shall not apply except to the extent that as a result thereof either (a) the Labordes would fail to retain at least forty-five percent (45%) of the issued and outstanding stock of Borrower, or (b) the Wilsons would fail to retain at least forty-five percent (45%) of the issued and outstanding stock of Borrower. For purposes of this
               Section 7.13, the Labordes and the Wilsons shall be deemed owners of the issued and outstanding stock of Borrower with respect to any issued and outstanding stock that is owned either by the Labordes or the Wilsons, any descendant of the Labordes or the Wilsons, any trust for the exclusive benefit of the Labordes or the Wilsons or any descendant of the Labordes or the Wilsons, or the respective estates of the Labordes or the Wilsons or any descendant of the Labordes or the Wilsons if said stock will ultimately pass from the respective estates of the Labordes or the Wilsons to a descendant or a trust for the exclusive benefit of a descendant of the Labordes or the Wilsons.

                    7.14 Capital Expenditures. Not make capital expenditures, directly or through a Subsidiary, which would exceed $9,000,000.00 in calendar year 1996; $8,000,000.00 in calendar year 1997 (in addition to and excluding the purchase price paid by Borrower for the Dolphin Companies); or $2,000,000.00 per calendar year thereafter.

                    7.15 Dividends.  Not declare or pay  any dividends
               or make any other distribution on account of, or purchase, acquire, redeem or retire any capital stock of, Borrower, whether now or hereafter outstanding, provided that, so long as there is no Event of Default hereunder and Borrower continues as an S Corporation, Borrower shall be permitted to pay the following cash dividends on a cumulative basis, to-wit:

                         (a) commencing with Borrower's first fiscal quarter 1996 and with respect to each fiscal quarter thereafter, regular dividends not to exceed 40% of Borrower's pretax income earned in the fiscal quarter immediately prior to the fiscal quarter in question, as determined in accordance with GAAP; and

                         (b) commencing annually in 1996, special dividends not to exceed 65% of Borrower's pretax income earned in the fiscal year of Borrower immediately prior to the fiscal year in question, as determined in accordance with GAAP and as provided in the audited financial statements furnished to Agent pursuant to Section 7.1(a) hereof, less the sum of dividends paid in the 2nd, 3rd, and 4th fiscal quarters of such prior fiscal year and dividends paid in the 1st fiscal quarter of the fiscal year in question.

                    7.16 Shareholder or Employee Loans.  Not make, and
               not permit any Subsidiary to make, advances or loans to employees of Borrower or any Subsidiary or shareholders of Borrower which exceed the aggregate amount of $100,000.00.

                    7.17 Change in Business. Carry on and conduct, and cause its Subsidiaries to carry on and conduct, the business of Borrower and each of its Subsidiaries in substantially the same manner and in substantially the same fields of enterprise as such businesses are presently conducted; provided, however, that the foregoing shall not prevent Borrower or one of its Subsidiaries from engaging in new and additional activities as long as said activities are in substantially the same fields of enterprise as are currently being engaged in by Borrower and the Dolphin Companies.

                    7.18 Accounts Receivable. Provide, and cause Dolphin Services to provide, Banks with aging reports of Borrower's and Dolphin Services' accounts receivable on a monthly basis.

                    7.19 Compliance with Agreements.  Comply with, and
               cause  each  of  its  Subsidiaries  to comply with, all
               indentures, mortgages, deeds of trust and other agreements binding on Borrower or any Subsidiary or affecting its properties or business.

                    7.20 Further Assurances.  Execute and deliver, and
               cause its Subsidiaries to execute and deliver, such further documentation as may be requested by Banks or Agent to carry out the provisions and purposes of this Agreement and the other Loan Documents and to preserve and perfect the Liens of Banks or Agent for the benefit of Banks, as the case may be, in the Collateral.

                    7.21 Disposition of Assets. Not sell, lease, assign, transfer or otherwise dispose of, and shall cause each of its Subsidiaries not to sell, lease, assign, transfer or otherwise dispose of, any of its assets, except dispositions of inventory and equipment in the ordinary course of business and as otherwise provided in this Agreement.

                    7.22 Change Tax I.D. Number. Not change, and cause its Subsidiaries not to change, any of the Federal Taxpayer Identification Numbers set forth in
               Section 6.24 hereof without giving Agent at least sixty
               (60) days' prior written notice.

                    7.23  Indemnity.  Indemnify, defend and hold Agent
               and Banks and their respective directors, officers, agents, attorneys and employees harmless from and against all claims, demands, causes of action, liabilities, losses, costs and expenses (including, without limitation, costs of suit, reasonable legal fees and fees of expert witnesses) arising from or in connection with (a) the presence in, on or under any property of Borrower or of any Subsidiary of Borrower (including, without limitation, the Real Property, the GIFI Property, and the Dolphin Real Estate) of any Hazardous Substance or Solid Waste, or any releases or discharges (as the terms "release" and "discharge" are defined under any applicable Environmental Law) of any Hazardous Substance or Solid Waste on, under or from such property, (b) any activity carried on or undertaken on or off such property of Borrower or of any of its Subsidiaries, whether prior to or during the term of this Agreement, and whether by Borrower, any of its Subsidiaries or any predecessor in title to Borrower's or such Subsidiary's property or any officers, employees, agents, contractors or subcontractors of Borrower, any Subsidiary of Borrower or any predecessor in title to the property of Borrower or such Subsidiary, or any third persons at any time occupying or present on such property, in connection with the handling, use, generation, manufacture, treatment, removal, storage, decontamination, clean-up, transportation or disposal of any Hazardous Substance or Solid Waste at any time located or present on or under any of the aforedescribed property, or (c) any breach of any representation, warranty or covenant under the terms of this Agreement. The foregoing indemnity shall further apply to any residual conta-mination on or under any or all of the aforedescribed property, or affecting any natural resources, and to any contamination of any property or natural resources arising in connection with the use, handling, storage, transportation or disposal of any Hazardous Substance or Solid Waste, and irrespective of whether any of such activities were or will be undertaken in accordance with applicable laws, regulations, codes and ordinances. The indemnity described in this Section shall survive the termination of this Agreement for any reason whatsoever.

                    7.24 GIFI Property and Dolphin  Real  Estate.  Not
               create a Lien on the GIFI Property, or permit any Subsidiary to create a Lien on the Dolphin Real Estate, in favor of, or otherwise convey, or permit a Subsidiary to convey, the GIFI Property or the Dolphin Real Estate to any Person without the prior written consent of Banks.

               8. Section 10.4. Section 10.4 of the Fifth Amended and Restated Credit Agreement is hereby amended in its entirety to state:

                    10.4 Insolvency. Borrower or any Subsidiary of Borrower becomes insolvent or admits in writing its inability to pay its debts as they mature or applies for, consents to, or acquiesces in the appointment of a trustee or receiver for Borrower, such Subsidiary or any property of Borrower or of such Subsidiary; or, in the absence of such application, consent or acquiescence, a trustee or receiver is appointed for Borrower, for any Subsidiary of Borrower or for a substantial part of any property of either Borrower or of any of its Subsidiaries and is not discharged within thirty (30) days; or any bankruptcy, reorganization, debt arrangement, or other proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding is instituted by or against Borrower or any of Borrower's Subsidiaries, and if instituted against Borrower or one of Borrower's Subsidiaries, it is consented to or acquiesced in by Borrower or such Subsidiary, or remains for thirty (30) days undismissed; or any warrant of attachment is issued against any substantial portion of the property of Borrower or of any Subsidiary of Borrower which is not released within thirty (30) days of service;

               9. Section 10.5. Section 10.5 of the Fifth Amended and Restated Credit Agreement is hereby amended to insert the phrase
          "....or by any Subsidiary of Borrower...."  immediately following the word "Borrower" in the second line thereof.

               10. Section 10.9. A new section 10.9 is hereby added to the Fifth Amended and Restated Credit Agreement to state:

                    10.9 Subsidiary Default. Any Subsidiary of Borrower defaults on the payment of any amount due Banks under any Loan Document to which such Subsidiary is a party, which default shall continue for a period of five (5) days following written notice thereof to Borrower from Banks or Agent; any representation or warranty made by a Subsidiary of Borrower under any Loan Document is untrue in any material respect as of the date made, or any schedule, statement, report, notice or writing furnished by a Subsidiary of Borrower to Banks is untrue in any material respect on the date as of which the facts set forth are stated or certified, which default shall continue for a period of thirty (30) days after written notice thereof to Borrower from Banks or Agent; or any Subsidiary of Borrower defaults in the performance of any other covenant and/or agreement set forth in any Loan Document to which such Subsidiary is a party, which default shall continue for a period of thirty (30) days after written notice thereof to Borrower from Banks or Agent.

               11. Section 12.1. Section 12.1 of the Fifth Amended and Restated Credit Agreement is hereby amended to include the following substituted or additional definitions:

                    "Agreement" means this Fifth Amended and  Restated
               Revolving Credit and Term Loan Agreement, as it has been amended by that certain First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement and as it may be further amended, restated, modified and/or supplemented from time to time in the future.

                    "Collateral  Documents" means the  GIF  Collateral
               Mortgage, the GIF Collateral Chattel Mortgages, the GIFI Collateral Chattel Mortgage, the Lease Assignment, the Real Property Collateral Mortgage, the Security Agreement, the Financing Statement, the Stock Pledge, the Stock Pledge Financing Statement, the Dolphin Security Instruments and any and all other documents, instruments and agreements delivered to Agent or Banks to secure the Loans and/or any other obligations described in this Agreement, as the foregoing may be amended, modified or supplemented from time to time.

                    "Conversion Date" means June 30, 1997, the date on
               which all previously made Non-Revolving Advances shall automatically convert to a term loan in accordance with
               Section 1.1 hereof.

                    "Debt" means:  (a) all  obligations of Borrower or
               of any of  Borrower's Subsidiaries  for borrowed money,
               (b) all obligations of Borrower or of any of Borrower's Subsidiaries evidenced by bonds, notes, debentures or other similar instruments, (c) all obligations of Borrower or of any of Borrower's Subsidiaries to pay the deferred purchase price of property or services, except trade accounts payable by Borrower or by any of Borrower's Subsidiaries arising in the ordinary course of business which are not past due by more than sixty
               (60) days unless such trade accounts payable are being contested in good faith by appropriate proceedings,
               (d) all obligations of Borrower or of any of Borrower's Subsidiaries under any Capitalized Leases,
               (e) all obligations of Borrower or of any of Borrower's Subsidiaries under guaranties, endorsements (other than for collection or deposit in the ordinary course of business), assumptions or other contingent obligations, in respect of, or to purchaser or otherwise acquire, any obligation or indebtedness of Borrower or of any of Borrower's Subsidiaries, or any other obligations, contingent or otherwise, (f) all obligations secured by a Lien (except trade accounts payable by Borrower or by any of Borrower's Subsidiaries arising in the ordinary course of business which are not past due by more than sixty (60) days unless such trade accounts payable are being contested in good faith by appropriate proceedings secured by a vendor's lien) existing on property owned by Borrower or by any of Borrower's Subsidiaries, whether or not the obligations secured thereby have been assumed by Borrower or by any of Borrower's Subsidiaries or are non-recourse to the credit of Borrower or of any of Borrower's Subsidiaries, (g) all reimbursement obligations of Borrower or of any of Borrower's Subsidiaries, other than performance bonds of Borrower or of any of Borrower's Subsidiaries (whether contingent or otherwise), relating to letters of credit, bankers' acceptances and similar instruments, and (h) all liabilities of Borrower or of any of Borrower's Subsidiaries in respect of unfunded vested benefits under any Plan; provided, however, the term "Debt" shall not include money borrowed by Borrower or by any of Borrower's Subsidiaries to pay premiums on insurance policies obtained by Borrower or by any of Borrower's Subsidiaries in the ordinary course of
               Borrower's  or  of  any  of   Borrower's  Subsidiaries'
               business.

                    "Debt Service"  means, for any period in question,
               the sum of (a) all interest due and payable by Borrower or by any of Borrower's Subsidiaries to any Person during such period and (b) the aggregate amount of all principal due and payable during such period under this Agreement and any of the other Loan Documents.

                    "Eligible Receivables" shall mean, as of any date,
               an amount equal to the aggregate invoice amount owing on all trade accounts receivable of Borrower or of any of Borrower's Subsidiaries for goods sold, after deducting each such account that is unpaid ninety (90) days after the original invoice date thereof.

                    "Dolphin  Companies" has the meaning  ascribed  in
               Section 5.1(c) above,  and   "Dolphin Company" likewise
               has the meaning ascribed in Section 5.1(c) above.

                    "Dolphin  Guaranties"  means,   collectively,  the
               Dolphin Sales Guaranty, the Dolphin Services Guaranty, and the Dolphin Steel Guaranty, and each of such guaranties may be referred to generically as a "Dolphin Guaranty".

                    "Dolphin      Mortgage     Instruments"     means,
               collectively, the Dolphin Sales Note, the Dolphin Sales Mortgage, the Dolphin Sales Pledge, the Dolphin Services Note, the Dolphin Services Mortgage, and the Dolphin Services Pledge, and each of such instruments may be referred to generically as a "Dolphin Mortgage Instrument".

                    "Dolphin Real Estate" has the meaning  ascribed in
               Section 5.1(d) above.

                    "Dolphin  Sales"  has  the  meaning  ascribed   in
               Section 5.1(c) above.

                    "Dolphin  Sales Guaranty" has the meaning ascribed
               in Section 5.1(d) above.

                    "Dolphin Sales  Mortgage" has the meaning ascribed
               in Section 5.1(d) above.

                    "Dolphin Sales Note"  has  the meaning ascribed in
               Section 5.1(d) above.

                    "Dolphin Sales Pledge" has the meaning ascribed in
               Section 5.1(d) above.

                    "Dolphin  Sales  Real  Estate"   has  the  meaning
               ascribed in Section 5.1(d) above.

                    "Dolphin Sales Security Agreement" has the meaning
               ascribed in Section 5.1(d) above.

                    "Dolphin Security Agreements" means, collectively,
               the Dolphin Sales Security Agreement, the Dolphin Services Security Agreement, and the Dolphin Steel Security Agreement, together with any associated UCC-1 financing statements, and each of such instruments may be referred to generically as a "Dolphin Security Agreement".

                    "Dolphin      Security     Instruments"     means,
               collectively, the Dolphin Guaranties, the Dolphin Mortgage Instruments, and the Dolphin Security Agreements, and each of such instruments may be referred to generically as a "Dolphin Security Instrument".

                    "Dolphin  Services" has the  meaning  ascribed  in
               Section 5.1(c) above.

                    "Dolphin  Services   Guaranty"   has  the  meaning
               ascribed in Section 5.1(d) above.

                    "Dolphin   Services  Mortgage"  has  the   meaning
               ascribed in Section 5.1(d) above.

                    "Dolphin Services  Note"  has the meaning ascribed
               in Section 5.1(d) above.

                    "Dolphin Services Pledge" has the meaning ascribed
               in Section 5.1(d) above.

                    "Dolphin  Services Real Estate"  has  the  meaning
               ascribed in Section 5.1(d) above.

                    "Dolphin  Services  Security  Agreement"  has  the
               meaning ascribed in Section 5.1(d) above.

                    "Dolphin  Steel"   has  the  meaning  provided  in
               Section 5.1(c) above.

                    "Dolphin Steel Guaranty"  has the meaning ascribed
               in Section 5.1(d) above.

                    "Dolphin Steel Security Agreement" has the meaning
               ascribed in Section 5.1(d) above.

                    "Environmental Laws" means  any  and  all federal,
               state and local laws, regulations, ordinances, orders and requirements pertaining to health, safety or the
               environment,   including,   without   limitation,   the
               Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et
               seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq., the Clean Air
               Act, 42 U.S.C. Section 7401 et seq., the Clean Water Act, 33 U.S.C. Section 1251 et seq., the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq., the Louisiana Environmental Quality Act, La. R.S. 30:2001,
               et  seq.,  and all similar laws,    regulations   and
               requirements of any governmental authority or agency having jurisdiction over Borrower, any of its Subsidiaries or any of the property or assets of Borrower or of any of its Subsidiaries, as such laws, regulations and requirements may be amended or supplemented from time to time.

                    "Equipment"   means  all   machinery,   equipment,
               furniture and furnishings and other property described as "General Equipment" in the Security Agreement or as "equipment" under any of the Dolphin Security Agreements, now or hereafter owned by Borrower or by one of Borrower's Subsidiaries.

                    "Fixtures"  means  any  and  all  goods and  other
               property that, after placement on the Real Property, the GIFI Property, and/or the Dolphin Real Estate, become component parts thereof.

                    "Loan   Documents"   means,   collectively,   this
               Agreement, the Notes, the Collateral Documents, and any and all other documents, instruments and agreements executed in connection with the Loans, as the foregoing may be modified, supplemented and/or amended from time to time.

                    "Non-Revolving Commitment" means $15,000,000.

                    "Stock Pledge" has the meaning ascribed in Section
               5.2(c) above.

                    "Stock Pledge Financing Statement" has the meaning
               ascribed in Section 5.2(c) above.

                    "Subsidiary"   means,   as   to  any   Person,   a
               corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.


                                      ARTICLE II

                        SPECIAL REPRESENTATIONS AND WARRANTIES
                         WITH RESPECT TO THIS FIRST AMENDMENT

               In order to induce Banks and Agent to enter into this First Amendment, Borrower represents and warrants to Banks that:

               1. Borrower Authorization. Borrower is duly authorized to execute, deliver and perform its obligations under this First Amendment and is and will continue to be duly authorized to borrow monies under and to perform its obligations under the Fifth Amended and Restated Credit Agreement, as amended by this First Amendment and as it may be further amended from time to time.

               2. Enforceability Against Borrower. This First Amendment shall, upon execution and delivery, constitute the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms.

               3. Dolphin Companies Authorization. Each of the Dolphin Companies is duly authorized to execute, deliver and perform its obligations under any Dolphin Security Instrument to which it is a party.

               4. Enforceability Against Dolphin Companies. Upon execution and delivery, each Dolphin Security Instrument shall constitute the legal, valid and binding obligation of the Dolphin Company which is a party thereto, enforceable against such Dolphin Company in accordance with its terms.

               5. No Conflicts. The execution and delivery of the Dolphin Security Instruments and the performance by each of the Dolphin Companies of their respective obligations thereunder do not and will not conflict with any provision of law or of the charter or by-laws of such Dolphin Company or of any agreement binding upon such Dolphin Company, as the case may be.



                                     ARTICLE III

                    CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS
                                   FIRST AMENDMENT

               This First Amendment shall become effective as of the date first above written when and only when (i) Agent shall have received at the offices of Agent, a counterpart of this First Amendment executed and delivered by Borrower, the Dolphin Companies, and Banks and (ii) Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Agent and each of the Banks:

               (a) Borrower's Resolutions. Copies, duly certified by the Secretary or Assistant Secretary of Borrower, of the resolutions of Borrower's Board of Directors authorizing the borrowings under the Fifth Amended and Restated Credit Agreement, as amended hereby, and the execution and delivery of this First Amendment and the Notes.

               (b)  Term   Notes.   Borrower's  duly  executed  Term  Notes
          payable to the order of Banks, in the form attached as Exhibits "B" and "C" hereto, with appropriate insertions.

               (c) Borrower Incumbency Certificate. Certificates of Borrower's Secretary or Assistant Secretary, substantially in the form of Exhibit "I" to the Fifth Amended and Restated Credit Agreement, certifying the names of the officers of Borrower authorized to execute the Loan Documents, and all other documents or certificates to be delivered hereunder by Borrower, together with the true signatures of such officers.

               (d) Dolphin Companies' Resolutions. Copies, duly certified by the Secretary or Assistant Secretary of each of the Dolphin Companies, of the resolutions of the respective Dolphin Companies' Boards of Directors, authorizing the execution and delivery of this Agreement and the Dolphin Security Instruments.

               (e)  Dolphin     Companies'     Incumbency     Certificates.
          Certificate of the Secretaries or Assistant Secretaries of each of the Dolphin Companies, substantially in the form of Exhibit "A" to this First Amendment, certifying the names of the officers of each Dolphin Company authorized to execute this Agreement and the Dolphin Security Instruments, and all other documents or certificates to be delivered hereunder by the Dolphin Companies, together with true signatures of such officers.

               (f) Title Insurance. Mortgagee's title insurance commitments issued by Lawyers Title Insurance Corporation to First NBC, as Agent for Banks, in form and substance satisfactory to Banks and containing such endorsements as are required by Banks and, with respect to the Dolphin Sales Property, with coverage in the amount of $250,000 and with respect to the Dolphin Services Property, with coverage in the amount of $1,750,000.

               (g) Environmental Report. A Phase I environmental report prepared by Walk, Haydel & Associates, Inc., dated December, 1996, certified to each Bank, reporting the current environmental condition of the Dolphin Sales Property and the Dolphin Services Property.

               (h)  Dolphin  Security  Instruments.   Duly  authorized  and
          executed originals of each of the Dolphin Security Instruments.

               (i) Lien Searches. Uniform Commercial Code and chattel mortgage searches in the name of Borrower and each Dolphin Company which confirm that the Liens granted to Banks by Borrower and the Dolphin Companies are first priority liens.

               (j) Delivery of Stock Certificates. The stock certificates, registered in Borrower's name and subject to no transfer or pledge restrictions, representing the shares pledged to Banks pursuant to the Stock Pledge, together with blank stock powers executed by Borrower and in form and substance acceptable to Banks.

               (k) Proof of Flood Insurance. Proof, in form and substance acceptable to Banks, that Dolphin Sales and Dolphin Services maintain all flood insurance with respect to the Dolphin Real Estate which they are legally required to maintain as a condition to the use of such Dolphin Real Estate to collateralize their respective Dolphin Guaranties, the Notes, and Borrower's other Obligations to Banks.


                                      ARTICLE IV

                                    MISCELLANEOUS


               1. Definitions. All terms used herein with initial capital letters and not otherwise defined herein shall have the meanings ascribed to such terms in the Fifth Amended and Restated Credit Agreement.

               2.  No  Other  Changes.   The  Fifth Amended  and  Restated
          Credit Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Fifth Amended and Restated Credit Agreement in any Loan Document shall be deemed to refer to the Fifth Amended and Restated Credit Agreement as amended hereby. Any reference to the Term Notes in any Loan Document shall be deemed to refer to the Term Notes executed of even date herewith in the forms of Exhibits "B" and "C" attached hereto. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Banks under the Fifth Amended and Restated Credit Agreement or any other Loan Document. Except as amended by this First Amendment, the Fifth Amended and Restated Credit Agreement shall remain in full force and effect. Nothing contained herein or in any other documents contemplated hereby shall be considered a novation or discharge of the debt of Borrower to Banks under the Fifth Amended and Restated Credit Agreement.

               3. Ratification of Notes and Liens. Borrower does hereby ratify, reaffirm and acknowledge its obligations under the Revolving Notes, and Borrower does hereby further ratify, reaffirm and acknowledge its mortgage, pledge and/or assignment of, and/or grant of a security interest in, all Collateral heretofore provided by Borrower as security for the Notes and the other Obligations under the Fifth Amended and Restated Credit Agreement. Borrower does hereby further ratify, confirm and acknowledge to Agent and Banks that: (a) the mortgage, pledge and/or assignment of, and/or grant of a security interest in, all such Collateral is and shall remain in full force and effect; (b) the Collateral Documents to which Borrower is a party are and shall continue to be valid, binding and enforceable obligations of Borrower; and (c) the Collateral Documents and the Collateral shall continue to secure, with retroactive priority to the extent permitted by law, the Notes and the other Obligations of Borrower as continued pursuant to the Revolving Notes and as renewed, rearranged, extended and now evidenced by, and as the amount thereof has been increased by, the Term Notes executed of even date herewith in the forms attached hereto as Exhibits "B" and "C".

               4. Substitution and Addition of Exhibits and Schedule. Exhibits "B" and "C" of the Fifth Amended and Restated Credit Agreement are hereby deleted, and Exhibits "B" and "C" attached hereto are hereby substituted in place thereof. New Exhibits "L" (describing the Dolphin Sales Real Estate) and "M" (describing the Dolphin Services Real Estate) are hereby added to the Fifth Amended and Restated Credit Agreement. Schedule 1 of the Fifth Amended and Restated Credit Agreement is hereby deleted, and
          Schedule 1 attached hereto is hereby substituted in place thereof.

               5. Counterparts. This First Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto in separate counterparts, each of which, when so executed, shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.


               IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, effective as of the date first written above.

                                        BORROWER:

                                        GULF ISLAND FABRICATION, INC.


                                        By:  /s/ Kerry J. Chauvin
                                           --------------------------------
                                             Kerry J. Chauvin, President


                                        BANKS:

                                        FIRST NATIONAL BANK OF COMMERCE


                                        By:  /s/ J. Charles Freel, Jr.
                                           --------------------------------
                                             J. Charles Freel, Jr.,
                                             Vice President


                                        WHITNEY NATIONAL BANK


                                        By:  /s/ Harry C. Stahel
                                           --------------------------------
                                             Harry C. Stahel,
                                             Senior Vice President

                                        AGENT:

                                        FIRST NATIONAL BANK OF COMMERCE


                                        By:  /s/ J. Charles Freel, Jr.
                                           --------------------------------
                                             J. Charles Freel, Jr.,
                                             Vice President



                                   INTERVENTION

               NOW INTO THESE PRESENTS COMES Dolphin Sales & Rentals, Inc., Dolphin Steel Sales, Inc., and Dolphin Services, Inc., who hereby bind themselves in solido with each other and with Borrower with respect to all representations and warranties contained
          Article I, Section 8 and Article II, Sections 3, 4, and 5 of this First Amendment to Fifth Amended and Restated Credit Agreement and who, in order to induce Banks to enter into this First Amendment to Fifth Amended and Restated Credit Agreement, agree to execute and deliver to Banks the Dolphin Security Instruments as defined herein.

                                        DOLPHIN SALES & RENTALS, INC.


                                        By:  /s/ Kerry J. Chauvin
                                           -------------------------------
                                             Kerry J. Chauvin, President


                                        DOLPHIN STEEL SALES, INC.


                                        By:  /s/ Kerry J. Chauvin
                                           -------------------------------
                                             Kerry J. Chauvin, President



                                        DOLPHIN SERVICES, INC.


                                        By:  /s/ Kerry J. Chauvin
                                           -------------------------------
                                             Kerry J. Chauvin, President




                                    ACKNOWLEDGMENT


          STATE OF LOUISIANA

          PARISH OF ORLEANS


               BE IT KNOWN, that on this 2nd day of January, 1997, before me, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally came and appeared KERRY J. CHAUVIN, appearing herein in his capacity as President of Gulf Island Fabrication, Inc., to me
          personally known to be the identical person whose name is subscribed to the foregoing First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement, who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the same on behalf of said corporation with full authority of its Board of Directors, and that the same instrument is the free act and deed of the said corporation and was executed for the uses, purposes and benefits therein expressed.


          WITNESSES:

          /s/ Patsy G. Holwadel                    /s/ Kerry J. Chauvin
          -------------------------              --------------------------
                                                      KERRY J. CHAUVIN


          /s/ Scott D. Morgan
          -------------------------



                                /s/ F. Rivers Lelong, Jr.
                          ---------------------------------
                                    NOTARY PUBLIC




                                    ACKNOWLEDGMENT


          STATE OF LOUISIANA

          PARISH OF ORLEANS


               BE IT  KNOWN,  that on this 2nd day of January, 1997, before me, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally came and appeared J. CHARLES FREEL, JR., appearing herein in his capacity as Vice President of First National Bank of Commerce, to me personally known to be the identical person whose name is sub-scribed to the foregoing First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement, who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the same on behalf of said national banking association, appearing in said agreement in its individual capacity and its capacity as Agent, with full authority of its Board of Directors, and that the same instrument is the free act and deed of the said national bank association and was executed for the uses, purposes and benefits therein expressed.


          WITNESSES:

          /s/ Patsy G. Holwadel                /s/ J. Charles Freel, Jr.
          --------------------------           ----------------------------
                                                   J. CHARLES FREEL, JR.


          /s/ Scott D. Morgan
          --------------------------



                               /s/ F. Rivers Lelong, Jr.
                           ------------------------------
                                    NOTARY PUBLIC




                                    ACKNOWLEDGMENT


          STATE OF LOUISIANA

          PARISH OF ORLEANS


               BE IT KNOWN, that on this 2nd day of January, 1997, before me, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally came and appeared HARRY C. STAHEL, appearing herein in his capacity as Senior Vice President of Whitney National Bank, to me personally known to be the identical person whose name is sub-scribed to the foregoing First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement, who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the same on behalf of said national banking association, appearing in said agreement in its individual capacity, with full authority of its Board of Directors, and that the same instrument is the free act and deed of the said national bank association and was executed for the uses, purposes and benefits therein expressed.


          WITNESSES:

          /s/ Patsy G. Holwadel                   /s/ Harry C. Stahel
          ------------------------             ---------------------------
                                                      HARRY C. STAHEL


          /s/ Scott D. Morgan
          ------------------------



                               /s/ F. Rivers Lelong, Jr.
                         ---------------------------------
                                    NOTARY PUBLIC



                                    ACKNOWLEDGMENT


          STATE OF LOUISIANA

          PARISH OF ORLEANS


               BE IT KNOWN, that on this 2nd day  of  January, 1997, before me, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally came and appeared KERRY J. CHAUVIN, appearing herein in his capacity as President of Dolphin Sales & Rentals, Inc., to me personally known to be the identical person whose name is subscribed to the foregoing First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement, who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the same on behalf of said corporation with full authority of its Board of Directors, and that the same instrument is the free act and deed of the said corporation and was executed for the uses, purposes and benefits therein expressed.


          WITNESSES:

          /s/ Patsy G. Holwadel                    /s/ Kerry J. Chauvin
          --------------------------             --------------------------
                                                       KERRY J. CHAUVIN


          /s/ Scott D. Morgan
          --------------------------




                             /s/ F. Rivers Lelong, Jr.
                         ---------------------------------
                                    NOTARY PUBLIC




                                    ACKNOWLEDGMENT


          STATE OF LOUISIANA

          PARISH OF ORLEANS


               BE IT  KNOWN,  that on this 2nd day of January, 1997, before me, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally came and appeared KERRY J. CHAUVIN, appearing herein in his capacity as President of Dolphin Steel Sales, Inc., to me personally known to be the identical person whose name is subscribed to the foregoing First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement, who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the same on behalf of said corporation with full authority of its Board of Directors, and that the same instrument is the free act and deed of the said corporation and was executed for the uses, purposes and benefits therein expressed.


          WITNESSES:

          /s/ Patsy G. Holwadel                   /s/ Kerry J. Chauvin
          ---------------------------          ----------------------------
                                                     KERRY J. CHAUVIN


          /s/ Scott D. Morgan
          ---------------------------




                            /s/ F. Rivers Lelong, Jr.
                       ------------------------------------
                                    NOTARY PUBLIC




                                    ACKNOWLEDGMENT


          STATE OF LOUISIANA

          PARISH OF ORLEANS


               BE IT  KNOWN,  that on this 2nd day of January, 1997, before me, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally came and appeared KERRY J. CHAUVIN, appearing herein in his capacity as President of Dolphin Services, Inc., to me personally known to be the identical person whose name is subscribed to the foregoing First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement, who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the same on behalf of said corporation with full authority of its Board of Directors, and that the same instrument is the free act and deed of the said corporation and was executed for the uses, purposes and benefits therein expressed.


          WITNESSES:

          /s/ Patsy G. Holwadel                  /s/ Kerry J. Chauvin
          -------------------------             --------------------------
                                                      KERRY J. CHAUVIN


          /s/ Scott D. Morgan
          -------------------------




                            /s/ F. Rivers Lelong, Jr.
                      ---------------------------------------
                                    NOTARY PUBLIC